Exhibit 10.8

         The Engine Warranty Assignment is incorporated by reference from the Company's Form 10K filed with the Commission for the period ending December 31, 2000. The four additional Engine Warranty Assignments are substantially identical in all material respects to the filed Engine Warranty Assignment except as follows:

--------------------------------------------------------------------------------
Aircraft (Tail No.)   Closing Date         Owner Participant

--------------------------------------------------------------------------------
N362ML*               October 19, 2000     Silvermine River Finance One, Inc.

--------------------------------------------------------------------------------
N363ML                November 29, 2000    Aircraft Services Corporation

--------------------------------------------------------------------------------
N364ML                January 30, 2001     Aircraft Services Corporation

--------------------------------------------------------------------------------
N365ML                March 19, 2001       Aircraft Services Corporation

--------------------------------------------------------------------------------
N366ML                April 19, 2001       Castle Harbour-I Limited-Liability
                                           Company

--------------------------------------------------------------------------------

-------------
*   Filed document